UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2013

Biostem U.S. Corporation
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-54490	80-0324801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13555 Automobile and Umberton Road, Suite 110 Clearwater, FL 33762
 (Address of Principal Executive Offices) (Zip Code)

(727) 804-4527
(Registrant’s Telephone Number, Including Area Code)

N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As of July 17, 2013, there are 10,313,866 shares of the Company’s common stock issued and outstanding.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit

99.1	Press Release dated July 17, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biostem U.S. Corporation

Dated: July 17, 2013	By:	/s/ John Satino
John Satino, Chief Executive Officer and Chief Financial Officer

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